UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2011

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fifth Avenue, Suite 1000 Seattle, WA	98164
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 701-2000

Registrant’s facsimile number, including area code: (206) 701-2500

None

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures made under Item 8.01 below are hereby incorporated by reference into this Item 5.02.

Item 8.01. Other Events.

Effective September 27, 2011, Cray Inc. made certain changes in the responsibilities and/or titles of the Chief Financial Officer and the following Named Executive Officers such that their titles and responsibilities now are as follows:

Brian C. Henry, Executive Vice President and Chief Financial Officer, responsible for finance and accounting, manufacturing and supply chain.

Margaret A. Williams, Senior Vice President, HPC Systems, responsible for HPC software and hardware research and development, product management and product marketing.

Wayne J. Kugel, Senior Vice President, Customer Service, responsible for customer service, quality, documentation and enterprise risk management.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 3, 2011

Cray Inc.

By:	/s/ MICHAEL C. PIRAINO
Michael C. Piraino
Vice President and General Counsel